Exhibit 99.2

REVOLVING CREDIT NOTE

AMOUNT $50,000,000	NOTE DATE January 29, 2010	MATURITY DATE January 29, 2012	TAX IDENTIFICATION # [per signature page]

On the Maturity Date, as stated above, for value received, the undersigned promise to pay to the order of Comerica Bank (“Bank”), at any office of the Bank in the State of California, Fifty Million Dollars (U.S.) ($50,000,000) (or that portion of it advanced by the Bank and not repaid as later provided) with interest until maturity, whether by acceleration or otherwise, or until Default, as later defined, at a per annum rate and subject to the terms and conditions of that certain LIBOR/Prime Referenced Rate Addendum to Revolving Credit Note among Bank and Borrowers dated as of the date hereof (the “Pricing Addendum”; but in no event in excess of the maximum rate permitted by law). Other than with respect to LIBOR-based advances; interest rate changes will be effective for interest computation purposes as and when the Bank’s base rate changes. Interest shall be calculated on the basis of a 360-day year for the actual number of days the principal is outstanding.  Accrued interest on this Note shall be payable on the first day of each month, commencing February 1, 2010, until the Maturity Date when all amounts outstanding under this Note shall be due and payable in full. If the frequency of interest payments is not otherwise specified, accrued interest on this Note shall be payable monthly on the first day of each month. If any payment of principal or interest under this Note shall be payable on a day other than a day on which the Bank is open for business, this payment shall be extended to the next succeeding business day and interest shall be payable at the rate specified in this Note during this extension. A late payment charge equal to 5% of each late payment may be charged on any payment not received by the Bank within 10 Calendar days after the payment due date, but acceptance of payment of this charge shall not waive any Default under this Note.

The principal amount payable under this Note shall be the sum of all advances made by the Bank to or at the request of the undersigned, less principal payments actually received in cash by the Bank. The books and records of the Bank shall be the best evidence of the principal amount and the unpaid interest amount owing at any time under this Note and shall be conclusive absent manifest error. No interest shall accrue under this Note until the date of the first advance made by the Bank; after that interest on all advances shall accrue and be computed on the principal balance outstanding from time to time under this Note until the same is paid in full.

This Note and any other indebtedness and liabilities of any kind of the undersigned (or any of them) to the Bank, and any and all modifications, renewals or extensions of it, whether joint or several, contingent or absolute, now existing or later arising, and however evidenced (collectively “Indebtedness”) are secured by and the Bank is granted a security interest in all items deposited in any account of any of the undersigned with the Bank and by all proceeds of these items (cash or otherwise), all account balances of any of the undersigned from time to time with the Bank, by all property of any of the undersigned from time to time in the possession of the Bank and by any other collateral, rights and properties described in each and every deed of trust, mortgage, security agreement, pledge, assignment and other security or collateral agreement which has been, or will at any time later be, executed by any (or all) of the undersigned to or for the benefit of the Bank (collectively “Collateral”). Notwithstanding the above, (i) to the extent that any portion of the Indebtedness is a consumer loan, that portion shall not be secured by any deed of trust, mortgage on or other security interest in any of the undersigned’s principal dwelling or in any of the undersigned’s real property which is not a purchase money security interest as to that portion, unless expressly provided to the contrary in another place, or (ii) if the undersigned (or any of them) has(have) given or give Bank a deed of trust or mortgage covering real property, that deed of trust or mortgage shall not secure this Note or any other indebtedness of the undersigned (or any of them), unless expressly provided to the contrary in another place.  Without limiting the foregoing, this Note is referenced in, issued pursuant to and subject to the terms and conditions of that certain Credit Agreement (the “Credit Agreement”) and that certain Security Agreement executed as of the date hereof, by and among Bank and the undersigned.

If any Event of Default (as defined in the Credit Agreement) has occurred and remains continuing, the Bank may at its option and without prior notice to the undersigned (or any of them), declare any or all of the Indebtedness to be immediately due and payable (notwithstanding any provisions contained in the evidence of it to the contrary), cease advancing money or extending credit to or for the benefit of the undersigned under this Note or any other agreement between the undersigned and Bank, terminate this Note as to any future liability or obligation of Bank, but without affecting Bank’s rights and security interests in any Collateral and the Indebtedness of the undersigned to Bank, sell or liquidate all or any portion of the Collateral, set off against the Indebtedness any amounts owing by the Bank to the undersigned (or any of them), charge interest at the default rate provided in the document evidencing the relevant

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Indebtedness and exercise any one or more of the rights and remedies granted to the Bank by any agreement with the undersigned (or any of them) or given to it under applicable law. In addition, if this Note is secured by a deed of trust or mortgage covering real property, then the trustor or mortgagor shall not mortgage or pledge the mortgaged premises as security for any other indebtedness or obligations.  This Note, together with all other indebtedness secured by said deed of trust or mortgage, shall become due and payable immediately, without notice, at the option of the Bank, (a) if said trustor or mortgagor shall mortgage or pledge the mortgaged premises for any other indebtedness or obligations or shall convey, assign or transfer the mortgaged premises by deed, installment sale contract or other instrument, or (b) if the title to the mortgaged premises shall become vested in any other person or party in any manner whatsoever, or (c) if there is any disposition (through one or more transactions) of legal or beneficial title to a controlling interest of said trustor or mortgagor.  All payments under this Note shall be in immediately available United States funds, without setoff or counterclaim.

If this Note is signed by two or more parties (whether by all as makers or by one or more as an accommodation party or otherwise), the obligations and undertakings under this Note shall be that of all and any two or more jointly and also of each severally.  This Note shall bind the undersigned, and the undersigned’s respective heirs, personal representatives, successors and assigns.

The undersigned waive presentment, demand, protest, notice of dishonor, notice of demand or intent to demand, notice of acceleration or intent to accelerate, and all other notices and agree that no extension or indulgence to the undersigned (or any of them) or release, substitution or nonenforcement of any security, or release or substitution of any of the undersigned, and any guarantor or any other party, whether with or without notice, shall affect the obligations of any of the undersigned.  The undersigned waive all defenses or right to discharge available under Section 3-605 of the California Uniform Commercial Code and waive all other suretyship defenses or right to discharge.  The undersigned agree that the Bank has the right to sell, assign, or grant participations, or any interest, in any or all of the Indebtedness, and that, in connection with this right, but without limiting its ability to make other disclosures to the full extent allowable, the Bank may disclose all documents and information which the Bank now or later has relating to the undersigned or the Indebtedness.  The undersigned agree that the Bank may provide information relating to this Note or to the undersigned to the Bank’s parent, affiliates, subsidiaries and service providers.

The undersigned agree to reimburse the holder or owner of this Note for any and all reasonable and documented costs and expenses (including without limit, court costs, legal expenses and reasonable and documented attorney fees, whether inside or outside counsel is used, whether or not suit is instituted and, if suit is instituted, whether at the trial court level, appellate level, in a bankruptcy, probate or administrative proceeding or otherwise) incurred in collecting or attempting to collect this Note or incurred in any other matter or proceeding relating to this Note.

The undersigned acknowledge and agree that there are no contrary agreements, oral or written, establishing a term of this Note and agree that the terms and conditions of this Note may not be amended, waived or modified except in a writing signed by an officer of the Bank expressly stating that the writing constitutes an amendment, waiver or modification of the terms of this Note. As used in this Note, the word “undersigned” means, individually and collectively, each maker, accommodation party, indorser and other party signing this Note in a similar capacity. If any provision of this Note is unenforceable in whole or part for any reason, the remaining provisions shall continue to be effective. THIS NOTE IS MADE IN THE STATE OF CALIFORNIA AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

THE UNDERSIGNED AND THE BANK ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED UNDER CERTAIN CIRCUMSTANCES.  TO THE EXTENT PERMITTED BY LAW, EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS NOTE OR THE INDEBTEDNESS.

[Balance of Page Intentionally Left Blank]

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THIS NOTE IS SUBJECT TO THE TERMS AND CONDITIONS OF THE PRICING ADDENDUM, WHICH IS HEREBY INCORPORATED HEREIN BY THIS REFERENCE.

BRIDGEPOINT EDUCATION, INC.
a Delaware Corporation

	By:	/s/ Daniel J. Devine
Daniel J. Devine
Chief Financial Officer
TAX ID NO.

BRIDGEPOINT EDUCATION REAL ESTATE HOLDINGS, LLC,
an Iowa limited liability company

By:	Bridgepoint Education, Inc.,
a Delaware Corporation
Its:	Sole Member

	By:	/s/ Daniel J. Devine

Daniel J. Devine
Chief Financial Officer
TAX ID NO.

ASHFORD UNIVERSITY, LLC
an Iowa limited liability company

By:	Bridgepoint Education, Inc.,
a Delaware Corporation
Its:	Sole Member

	By:	/s/ Daniel J. Devine

Daniel J. Devine
Chief Financial Officer
TAX ID NO.

UNIVERSITY OF THE ROCKIES, LLC
a Colorado limited liability company

	By:	Bridgepoint Education, Inc.
a Delaware Corporation
	Its:	Sole Member

	By:	/s/ Daniel J. Devine
Daniel J. Devine
Chief Financial Officer

TAX ID NO.

WAYPOINT OUTCOMES, LLC
a Delaware limited liability company
By:	Bridgepoint Education, Inc.
a Delaware Corporation
Its:	Sole Member

	By:	/s/ Daniel J. Devine
Daniel J. Devine
Chief Financial Officer
TAX ID NO.

For Bank Use Only			CCAR #
Loan Officer Initials	Loan Group Name	Obligor(s) Name
Loan Officer I.D. No.	Loan Group No.	Obligor #	Note #	Amount

[Signature Page to Revolving Credit Note]

LIBOR/Prime Referenced Rate

Addendum To Revolving Credit Note

This LIBOR/Prime Referenced Rate Addendum to Revolving Credit Note (this “Addendum”) is entered into as of January 29, 2010, by and among Comerica Bank (“Bank”) and BRIDGEPOINT EDUCATION, INC. (“Parent”), BRIDGEPOINT EDUCATION REAL ESTATE HOLDINGS, LLC, ASHFORD UNIVERSITY, LLC, UNIVERSITY OF THE ROCKIES, LLC and WAYPOINT OUTCOMES, LLC (collectively with Parent, “Borrowers”).  This Addendum supplements the terms of the Credit Agreement dated as of January 29, 2010 (as the same may be amended, modified, supplemented, extended or restated from time to time, the “Agreement”) and the Revolving Credit Note as of January 29, 2010 (as the same may be amended, modified, supplemented, extended or restated from time to time, the “Note”).

1.                                       Definitions.  As used in this Addendum, the following terms shall have the following meanings.  Initially capitalized terms used and not defined in this Addendum shall have the meanings ascribed thereto in the Agreement or the Note, as applicable.

a.                                       “Advance” means a borrowing requested by Parent and made by Bank under the Agreement, including any refunding of an outstanding Advance as the same type of Advance or the conversion of any such outstanding Advance to another type of Advance, and shall include a LIBOR-based Advance and a Prime-based Advance.

b.                                      “Applicable Interest Rate” means the LIBOR-based Rate plus the Applicable Margin or the Prime Referenced Rate plus the Applicable Margin, as selected by Parent from time to time or as otherwise determined in accordance with the terms and conditions of this Addendum.

c.                                       “Applicable Margin” means:

(1)                                  in respect of the LIBOR—based Rate, two and one quarter percent (2.25%) per annum; and

(2)                                  in respect of the Prime Referenced Rate, zero percent (0.00%) per annum.

d.                                      “Business Day” means any day, other than a Saturday, Sunday or any other day designated as a holiday under Federal or applicable State statute or regulation, on which Bank is open for all or substantially all of its domestic and international business (including dealings in foreign exchange) in San Jose, California, and, in respect of notices and determinations relating to LIBOR-based Advances, the LIBOR-based Rate, and the Daily Adjusting LIBOR Rate, also a day on which dealings in dollar deposits are also carried on in the London interbank market and on which banks are open for business in London, England.

e.                                       “Daily Adjusting LIBOR Rate” means, for any day, a per annum interest rate which is equal to the quotient of the following:

(1)                                  for any day, the per annum rate of interest determined on the basis of the rate for deposits in United States Dollars for a period equal to one (1) month appearing on Page BBAM of the Bloomberg Financial Markets Information Service as of 8:00 a.m. (California time) (or as soon thereafter as practical) on such day, or if such day is not a Business Day, on the immediately preceding Business Day.  In the event that such rate does not appear on Page BBAM of the Bloomberg Financial Markets Information Service (or otherwise on such Service) on any day, the “Daily Adjusting LIBOR Rate” for such day shall be determined by reference to such other publicly available service for displaying eurodollar rates as may be reasonably selected by Bank, or in the absence of such other service, the “Daily Adjusting LIBOR Rate” for such day shall, instead, be determined based upon the average of the rates at which Bank is offered dollar deposits at or about 8:00 a.m. (California time) (or as soon thereafter as practical), on such day, or if such day is not a Business Day, on the immediately preceding Business Day, in the interbank eurodollar market in an amount comparable to the outstanding principal amount of the Indebtedness and for a period equal to one (1) month;

divided by

(2)                                  1.00 minus the maximum rate (expressed as a decimal) on such day at which Bank is required to maintain reserves on “Euro-currency Liabilities” as defined in and pursuant to Regulation D of the Board of Governors of the Federal Reserve System or, if such regulation or definition is modified, and as long as Bank is required to maintain reserves against a category of liabilities which includes eurodollar deposits or includes a category of assets which includes eurodollar loans, the rate at which such reserves are required to be maintained on such category.

f.                                         “Daily Adjusting LIBOR Rate Advance” means an Advance which bears interest at the Daily Adjusting LIBOR Rate plus the Applicable Margin.

g.                                      “LIBOR-based Advance” means an Advance which bears interest at the LIBOR-based Rate plus the Applicable Margin.

h.                                      “LIBOR-based Rate” means a per annum interest rate which is equal to the quotient of the following:

(1)                                  the LIBOR Rate;

divided by

(2)                                  1.00 minus the maximum rate (expressed as a decimal) during such LIBOR Period at which Bank is required to maintain reserves on “Euro-currency Liabilities” as defined in and pursuant to Regulation D of the Board of Governors of the Federal Reserve System or, if such regulation or definition is modified, and as long as Bank is required to maintain reserves against a category of liabilities which includes eurodollar deposits or includes a category of assets which includes eurodollar loans, the rate at which such reserves are required to be maintained on such category.

i.                                          “LIBOR Lending Office” means Bank’s office located in the Cayman Islands, British West Indies, or such other branch of Bank, domestic or foreign, as it may hereafter designate as its LIBOR Lending Office by notice to any Borrower.

j.                                          “LIBOR Period” means, with respect to a LIBOR-based Advance, a period of one (1) month, two (2) months, or three (3) months, as selected by Parent (and which period is acceptable to Bank in its sole discretion), or as otherwise determined pursuant to and in accordance with the terms of this Addendum, commencing on the day a LIBOR-based Advance is made or the day an Advance is converted to a LIBOR-based Advance or the day an outstanding LIBOR-based Advance is refunded or continued as another LIBOR-based Advance for an applicable LIBOR Period, provided that any LIBOR Period which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day, except that if the next succeeding Business Day falls in another calendar month, the LIBOR Period shall end on the next preceding Business Day, and when a LIBOR Period begins on a day which has no numerically corresponding day in the calendar month during which such LIBOR Period is to end, it shall end on the last Business Day of such calendar month. In the event that any LIBOR-based Advance is at any time refunded or continued as another LIBOR-based Advance for an additional LIBOR Period, such LIBOR Period shall commence on the last day of the preceding LIBOR Period then ending.

k.                                       “LIBOR Rate” means, with respect to any Indebtedness outstanding under the Agreement or the Note bearing interest on the basis of the LIBOR-based Rate, the per annum rate of interest determined on the basis of the rate for deposits in United States Dollars for a period equal to the relevant LIBOR Period for such Indebtedness, commencing on the first day of such LIBOR Period, appearing on Page BBAM of the Bloomberg Financial Markets Information Service as of 8:00 a.m. (California time) (or as soon thereafter as practical), two (2) Business Days prior to the first day of such LIBOR Period.  In the event that such rate does not appear on Page BBAM of the Bloomberg Financial Markets Information Service (or otherwise on such Service), the “LIBOR Rate” shall be determined by reference to such other publicly available service for displaying eurodollar rates as may be reasonably selected by Bank, or, in the absence of such other service, the “LIBOR Rate” shall, instead, be determined based upon the average of the rates at which Bank is offered dollar deposits at or about 8:00 a.m. (California time) (or as soon thereafter as practical), two (2) Business Days prior to the first day of such LIBOR Period in the interbank eurodollar market in an amount comparable to the principal amount of the respective LIBOR-based Advance which is to bear interest on the basis of such LIBOR-based Rate and for a period equal to the relevant LIBOR Period.

l.                                          “Prime Rate” means the per annum interest rate established by Bank as its prime rate for its borrowers, as such rate may vary from time to time, which rate is not necessarily the lowest rate on loans made by Bank at any such time.

m.                                    “Prime-based Advance” means an Advance which bears interest at the Prime Referenced Rate plus the Applicable Margin.

n.                                      “Prime Referenced Rate” means, for any day, a per annum interest rate which is equal to the Prime Rate in effect on such day, but in no event and at no time shall the Prime Referenced Rate be less than the sum of the Daily Adjusting LIBOR Rate for such day plus two and one-half percent (2.50%) per annum. If, at any time, Bank determines that it is unable to determine or ascertain the Daily Adjusting LIBOR Rate for any day, the Prime Referenced Rate for each such day shall be the Prime Rate in effect at such time, but not less than two and one-half percent (2.50%) per annum.

o.                                      “Request for Advance” means a Request for Advance issued by Parent under this Addendum in the form of Exhibit “A” attached hereto and incorporated herein by this reference.

2.                                       Interest Rate Options.  Subject to the terms and conditions of this Addendum, the Indebtedness under the Agreement and the Note shall bear interest at the LIBOR-based Rate plus the Applicable Margin or the Prime Referenced Rate plus the Applicable Margin, as elected by Parent or as otherwise determined under this Addendum.

3.                                       Payment of Interest on Advances.  Accrued and unpaid interest on the unpaid balance of each outstanding Advance shall be payable monthly, in arrears, on the first day of each month, until maturity (whether as stated herein, by acceleration, or otherwise).  Subject to the definition of “LIBOR Period” hereunder, in the event that any payment under this Addendum becomes due and payable on any day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day, and, to the extent applicable, interest shall continue to accrue and be payable thereon during such extension at the rates set forth in this Addendum.  Interest accruing on the basis of the Prime Referenced Rate shall be computed on the basis of a year of 360 days, and shall be assessed for the actual number of days elapsed, and in such computation, effect shall be given to any change in the Applicable Interest Rate as a result of any change in the Prime Referenced Rate on the date of each such change.  Interest accruing on the basis of the LIBOR-based Rate shall be computed on the basis of a 360 day year and shall be assessed for the actual number of days elapsed from the first day of the LIBOR Period applicable thereto but not including the last day thereof.

4.                                       Bank’s Records.  The amount and date of each Advance under the Agreement, its Applicable Interest Rate, its LIBOR Period, if applicable, and the amount and date of any repayment shall be noted on Bank’s records, which records shall be conclusive evidence thereof, absent manifest error; provided, however, any failure by Bank to make any such notation, or any error in any such notation, shall not relieve any Borrower of its obligations to repay Bank all amounts payable by Borrowers to Bank under or pursuant to this Addendum and the Agreement or the Note, when due in accordance with the terms hereof.  For any Advance under the Agreement or the Note bearing interest on the basis of the LIBOR-based Rate, if Bank shall designate a LIBOR Lending Office which maintains books separate from those of the rest of Bank, Bank shall have the option of maintaining and carrying such Advance on the books of such LIBOR Lending Office.

5.                                       Selection/Conversion of Interest Rate Options.  Parent may request an Advance hereunder, including the refunding of an outstanding Advance as the same type of Advance or the conversion of an outstanding Advance to another type of Advance, upon the delivery to Bank of a Request for Advance executed by Parent, subject to the following: (a) Bank shall not have made demand under the Agreement or the Note and no Default or Event of Default shall have occurred and be continuing or exist under the Agreement or the Note; (b) each such Request for Advance shall set forth the information required on the Request for Advance form attached hereto as Exhibit “A”; (c) each such Request for Advance shall be delivered to Bank by 11:00 a.m. (California time) on the proposed date of the requested Advance; (d) the principal amount of each LIBOR-based Advance shall be at least Two Hundred Fifty Thousand Dollars ($250,000.00)(or such lesser amount as is acceptable to Bank in its sole discretion); (e) the proposed date of any refunding of any outstanding LIBOR-based Advance as another LIBOR-based Advance or the conversion of any outstanding LIBOR-based Advance to another type of Advance shall only be on the last day of the LIBOR Period applicable to such outstanding LIBOR-based Advance; and (f) a Request for Advance, once delivered to Bank, shall not be revocable by any Borrower.

a.                                       Advances hereunder may be requested in Parent’s discretion by telephonic notice to Bank.  Any Advance requested by telephonic notice shall be confirmed by Parent that same day by submission to Bank, either by first class mail, facsimile or other means of delivery acceptable to Bank, of the written Request for Advance aforementioned.  Each Borrower acknowledges that if Bank makes an Advance based on a telephonic request, it shall be for Borrowers’ convenience and all risks involved in the use of such procedure shall be borne by Borrowers, and each Borrower expressly agrees to indemnify and hold Bank harmless therefor.  Bank shall have no duty to confirm the authority of anyone requesting an Advance by telephone.

b.                                      If, as to any outstanding LIBOR-based Advance, Bank shall not receive a timely Request for Advance, or telephonic notice, in accordance with the foregoing requesting the refunding or continuation of such Advance as another LIBOR-based Advance for a specified LIBOR Period or the conversion of such Advance to a Prime-based Advance, effective as of the last day of the LIBOR Period applicable to such outstanding LIBOR-based Advance, and as of the last day of each succeeding LIBOR Period, the principal amount of such Advance which is not then repaid shall be automatically refunded or continued as a LIBOR-based Advance having a LIBOR Period equal to the same period of time as the LIBOR Period then ending for such outstanding LIBOR-based Advance, unless Borrowers are not entitled to request LIBOR-based Advances hereunder or otherwise elect the LIBOR-based Rate as the basis for the Applicable Interest Rate for the principal Indebtedness outstanding hereunder in accordance with the terms of this Addendum, or the LIBOR-based Rate is not otherwise available to Borrowers as the basis for the Applicable Interest Rate hereunder for the principal Indebtedness outstanding hereunder in accordance with the terms of this Addendum, in which case, the Prime Referenced Rate plus the Applicable Margin, shall be the Applicable Interest Rate hereunder in respect of such Indebtedness for such period, subject in all respects to the terms and conditions of the Agreement and the Note. The foregoing shall not in any way whatsoever limit or otherwise affect Bank’s right to make demand for payment of all or any part of the Indebtedness at any time in Bank’s sole and absolute discretion or any of Bank’s rights or remedies under the Agreement or the Note upon the occurrence of any Event of Default thereunder, or any condition or event which, with the giving of notice or the running of time, or both, would constitute an Event of Default.

6.                                       Default Interest Rate.  From and after the occurrence of any Event of Default, and so long as any such Event of Default remains unremedied or uncured thereafter, the Obligations outstanding under the Agreement and the Note shall bear interest at a per annum rate of five percent (5%) above the otherwise Applicable Interest Rate(s), which interest shall be payable upon demand.  In addition to the foregoing, a late payment charge equal to five percent (5%) of each late payment hereunder may be charged on any payment not received by Bank within ten (10) calendar days after the payment due date therefor, but acceptance of payment of any such charge shall not constitute a waiver of any Event of Default under the Agreement or the Note.  In no event shall the interest payable under this Addendum, the Agreement or the Note at any time exceed the maximum rate permitted by law.

7.                                       Prepayment.  If a Borrower make(s) any payment of principal with respect to any LIBOR-based Advance on any day other than the last day of the LIBOR Period applicable thereto (whether voluntarily, by acceleration, required payment or otherwise), or if Borrowers fail to borrow any LIBOR-based Advance after notice has been given by Parent (or any of them) to Bank in accordance with the terms of this Addendum requesting such Advance, or if a Borrower fail(s) to make any payment of principal or interest in respect of a LIBOR-based Advance when due, Borrowers shall reimburse Bank, on demand, for any resulting loss, cost or expense incurred by Bank as a result thereof, including, without limitation, any such loss, cost or expense incurred in obtaining, liquidating, employing or redeploying deposits from third parties, whether or not Bank shall have funded or committed to fund such Advance.  Such amount payable by Borrowers to Bank may include, without limitation, an amount equal to the excess, if any, of (a) the amount of interest which would have accrued on the amount so prepaid, or not so borrowed, refunded or converted, for the period from the date of such prepayment or of such failure to borrow, refund or convert, through the last day of the relevant LIBOR Period, at the applicable rate of interest for said Advance(s) provided under this Addendum, over (b) the amount of interest (as reasonably determined by Bank) which would have accrued to Bank on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank eurodollar market.  Calculation of any amounts payable to Bank under this paragraph shall be made as though Bank shall have actually funded or committed to fund the relevant LIBOR-based Advance through the purchase of an underlying deposit in an amount equal to the amount of such Advance and having a maturity comparable to the relevant LIBOR Period; provided, however, that Bank may fund any LIBOR-based Advance in any manner it deems fit and the foregoing assumptions shall be utilized only for the purpose of the calculation of amounts payable under this paragraph.  Upon the written request of Parent, Bank shall deliver to Parent a certificate setting forth the basis for determining such losses, costs and expenses, which certificate shall be conclusively presumed correct, absent manifest error.  Borrowers may prepay all or part of the outstanding balance of any Prime-based Advance under this Addendum or any Indebtedness which is bearing interest based upon the Prime Referenced Rate at any such time without premium or penalty.  Any prepayment hereunder shall also be accompanied by the payment of all accrued and unpaid interest on the amount so prepaid.  Each Borrower hereby acknowledges and agrees that the foregoing shall not, in any way whatsoever, limit, restrict, or otherwise affect Bank’s right to make demand for payment of all or any part of the Indebtedness under the Agreement or the Note due on a demand basis in Bank’s sole and absolute discretion, whether such Indebtedness is bearing interest based upon the LIBOR-based Rate or the Prime Referenced Rate at such time.

BY INITIALING BELOW, EACH BORROWER ACKNOWLEDGE(S) AND AGREE(S) THAT:  (A) THERE IS NO RIGHT TO PREPAY ANY LIBOR-BASED RATE ADVANCE, IN WHOLE OR IN PART, WITHOUT PAYING THE PREPAYMENT AMOUNT SET FORTH HEREIN (“PREPAYMENT AMOUNT”), EXCEPT AS OTHERWISE REQUIRED UNDER APPLICABLE LAW;  (B) BORROWER SHALL BE LIABLE FOR PAYMENT OF THE PREPAYMENT AMOUNT IF BANK EXERCISES ITS RIGHT TO ACCELERATE PAYMENT OF ANY LIBOR-BASED RATE ADVANCE AS PART OR ALL OF THE OBLIGATIONS OWING UNDER THE AGREEMENT, INCLUDING WITHOUT LIMITATION, ACCELERATION UNDER A DUE-ON-SALE PROVISION;  (C) BORROWER WAIVES ANY RIGHTS UNDER SECTION 2954.10 OF THE CALIFORNIA CIVIL CODE OR ANY SUCCESSOR STATUTE; AND (D) BANK HAS MADE EACH LIBOR-BASED RATE ADVANCE PURSUANT TO THE AGREEMENT IN RELIANCE ON THESE AGREEMENTS.

BORROWER’S INITIALS	BORROWER’S INITIALS	BORROWER’S INITIALS

BORROWER’S INITIALS	BORROWER’S INITIALS

8.                                       Regulatory Developments or Other Circumstances Relating to the Daily Adjusting LIBOR Rate.

a.                                       If, at any time, Bank determines that, (a) Bank is unable to determine or ascertain the LIBOR-based Rate, or (b) by reason of circumstances affecting the foreign exchange and interbank markets generally, deposits in eurodollars in the applicable amounts or for the relative maturities are not being offered to Bank for any applicable Advance or LIBOR Period, or (c) the LIBOR-based Rate plus the Applicable Margin will not accurately or fairly cover or reflect the cost to Bank of maintaining any of the Indebtedness under this Addendum based upon the LIBOR-based Rate, then Bank shall forthwith give notice thereof to Parent.  Thereafter, until Bank notifies a Borrower that such conditions or circumstances no longer exist, the right of Borrowers to request a LIBOR-based Advance and to convert an Advance to or refund an Advance as a LIBOR-based Advance shall be suspended, and the Prime Referenced Rate plus the Applicable Margin shall be the Applicable Interest Rate for all Indebtedness during such period of time.

b.                                      If, after the date hereof, the introduction of, or any change in, any applicable law, rule or regulation or in the interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof, or compliance by Bank (or its LIBOR Lending Office) with any request or directive (whether or not having the force of law) of any such authority, shall make it unlawful or impossible for Bank (or its LIBOR Lending Office) to make or maintain any Advance with interest based upon the LIBOR-based Rate, Bank shall forthwith give notice thereof to Parent.  Thereafter, (a) until Bank notifies a Borrower that such conditions or circumstances no longer exist, the right of Borrowers to request a LIBOR-based Advance and to convert an Advance to or refund an Advance as a LIBOR-based Advance shall be suspended, and thereafter, the Prime Referenced Rate plus the Applicable Margin shall be the Applicable Interest Rate for all Indebtedness, and (b) if Bank may not lawfully continue to maintain an outstanding LIBOR-based Advance to the end of the then current LIBOR Period applicable thereto, the Prime Referenced Rate plus the Applicable Margin shall be the Applicable Interest Rate for the remainder of such LIBOR Period with respect to such outstanding Advance.

c.                                       If the adoption after the date hereof, or any change after the date hereof in, any applicable law, rule or regulation (whether domestic or foreign) of any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by Bank (or its LIBOR Lending Office) with any request or directive (whether or not having the force of law) made by any such authority, central bank or comparable agency after the date hereof: (a) shall subject Bank (or its LIBOR Lending Office) to any tax, duty or other charge with respect to this Addendum or any Indebtedness under the Agreement or the Note, or shall change the basis of taxation of payments to Bank (or its LIBOR Lending Office) of the principal of or interest under this Addendum or any other amounts due under this Addendum in respect thereof (except for changes in the rate of tax on the overall net income of Bank or its LIBOR Lending Office imposed by the jurisdiction in which Bank’s principal executive office or LIBOR Lending Office is located); or (b) shall impose, modify or deem applicable any reserve (including, without limitation, any imposed by the Board of Governors of the Federal Reserve System), special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by Bank (or its LIBOR Lending Office), or shall impose on Bank (or its LIBOR Lending Office) or the foreign exchange and interbank markets any other condition affecting this Addendum or the Indebtedness; and the result of any of the foregoing is to increase the cost to Bank of maintaining any part of the Indebtedness or to reduce the amount of any sum received or receivable by Bank under this Addendum by an amount deemed by Bank to be material, then Borrowers shall pay to Bank, within fifteen (15) days of Parent’s receipt of written notice from Bank demanding such compensation, such additional amount or amounts as will compensate Bank for such increased cost or reduction.  A certificate of Bank, prepared in good faith and in reasonable detail by Bank and submitted by Bank to Parent, setting forth the basis for determining such additional amount or amounts necessary to compensate Bank shall be conclusive and binding for all purposes, absent manifest error.

d.                                      In the event that any applicable law, treaty, rule or regulation (whether domestic or foreign) now or hereafter in effect and whether or not presently applicable to Bank, or any interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof, or compliance by Bank with any guideline, request or directive of any such authority (whether or not having the force of law), including any risk-based capital guidelines, affects or would affect the amount of capital required or expected to be maintained by Bank (or any corporation controlling Bank), and Bank determines that the amount of such capital is increased by or based upon the existence of any Indebtedness of Bank hereunder or the maintaining of any Indebtedness, and such increase has the effect of reducing the rate of return on Bank’s (or such controlling corporation’s) capital as a consequence of such Indebtedness or the maintaining of such Indebtedness to a level below that which Bank (or such controlling corporation) could have achieved but for such circumstances (taking into consideration its policies with respect to capital adequacy), then Borrowers shall pay to Bank, within fifteen (15) days of a Borrower’s receipt of written notice from Bank demanding such compensation, additional amounts as are sufficient to compensate Bank (or such controlling corporation) for any increase in the amount of capital and reduced rate of return which Bank reasonably determines to be allocable to the existence of any obligations of Bank hereunder or to maintaining any Indebtedness.  A certificate of Bank as to the amount of such compensation, prepared in good faith and in reasonable detail by Bank and submitted by Bank to Parent, shall be conclusive and binding for all purposes absent manifest error.

9.                                       Legal Effect.  Except as specifically modified hereby, all of the terms and conditions of the Agreement and the Note remain in full force and effect.

10.                                 Conflicts.  As to the matters specifically the subject of this Addendum, in the event of any conflict between this Addendum and the Agreement or the Note, the terms of this Addendum shall control.

[Balance of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have agreed to the foregoing as of the date first set forth above.

COMERICA BANK		BRIDGEPOINT EDUCATION, INC.,
a Delaware corporation

By:	/s/ Steve J. Stuckey	By:	/s/ Daniel J. Devine
Daniel J. Devine
Title:	SVP		Chief Financial Officer

BRIDGEPOINT EDUCATION REAL ESTATE HOLDINGS, LLC, an Iowa limited liability company

		By:	Bridgepoint Education, Inc.,
a Delaware corporation
		Its:	Sole Member

		By:	/s/ Daniel J. Devine
Daniel J. Devine
Chief Financial Officer

ASHFORD UNIVERSITY, LLC, an Iowa limited liability company

		By:	Bridgepoint Education, Inc.,
a Delaware corporation
Its: Sole Member

		By:	/s/ Daniel J. Devine
Daniel J. Devine
Chief Financial Officer

UNIVERSITY OF THE ROCKIES, LLC, a Colorado limited liability company

		By:	Bridgepoint Education, Inc.,
a Delaware corporation
		Its:	Sole Member

		By:	/s/ Daniel J. Devine
Daniel J. Devine
Chief Financial Officer

WAYPOINT OUTCOMES, LLC, a Delaware limited liability company

		By:	Bridgepoint Education, Inc.,
a Delaware Corporation
		Its:	Sole Member

		By:	/s/ Daniel J. Devine
Daniel J. Devine
Chief Financial Officer

[Signature Page to LIBOR/Prime Referenced Rate Addendum
to Revolving Credit Note]

EXHIBIT “A”
REQUEST FOR ADVANCE

Parent hereby requests COMERICA BANK (“Bank”) to make a                                                                         [LIBOR-based Rate/Prime Referenced Rate] Advance to Borrowers on                                   , in the amount of                                                 Dollars ($                           ) under the Credit Agreement dated as of January 29, 2010, entered into between Borrowers and Bank  (as the same may be amended, modified, supplemented, extended or restated from time to time, the “Agreement”).  Initially capitalized terms used and not defined in this Addendum or the Note (as defined herein) shall have the meanings ascribed thereto in the Agreement or the Note, as applicable.  The LIBOR Period for the requested Advance, if applicable, shall be                                                  .  In the event that any part of the Advance requested hereby constitutes the refunding or conversion of an outstanding Advance, the amount to be refunded or converted is                                                                  Dollars ($                           ), and the last day of the LIBOR Period for the amounts being converted or refunded hereunder, if applicable, is                             .

Each Borrower represents, warrants and certifies that no Default or Event of Default, or any condition or event which, with the giving of notice or the running of time, or both, would constitute an Event of Default, has occurred and is continuing under the Agreement or the Note, and none will exist upon the making of the Advance requested hereunder.  Each Borrower further certifies that upon advancing the sum requested hereunder, the aggregate principal amount outstanding under the Agreement and the Note will not exceed the face amount thereof.  If the amount advanced to Borrowers under the Agreement shall at any time exceed the face amount thereof, Borrowers will immediately pay such excess amount, without any necessity of notice or demand.

Each Borrower hereby authorizes Bank to disburse the proceeds of the Advance being requested by this Request for Advance by crediting the account of any Borrower with Bank separately designated by Parent or as Parent may otherwise direct, unless this Request for Advance is being submitted for a conversion or refunding of all or any part of any outstanding Advance(s), in which case, such proceeds shall be deemed to be utilized, to the extent necessary, to refund or convert that portion stated above of the existing outstandings under such Advance(s).

Capitalized terms used but not otherwise defined herein shall have the respective meanings given to them in the Agreement.

Dated this             day of                                         .

BRIDGEPOINT EDUCATION, INC., for itself and on behalf of all Borrowers

By:
Name:
Title: